                                                                  EXHIBIT 10.16B

                       AMENDMENT TO PARTNERSHIP AGREEMENT

                                     BETWEEN
                               OLIN SUNBELT, INC.
                                       AND
                         1997 CHLORALKALI VENTURE, INC.

         THIS AMENDMENT TO PARTNERSHIP AGREEMENT is entered into as of this 23rd day of December, 1997, between Olin Sunbelt, Inc., a Delaware corporation ("OSI"), and 1997 Chloralkali Venture, Inc. ("1997 CVI"), a Delaware corporation.

         WHEREAS, OSI and 1997 CVI entered into a Partnership Agreement dated as of August 23, 1996 (the "Partnership Agreement"), pursuant to which OSI and 1997 CVI (collectively, the "Partners") established the Sunbelt Chlor Alkali Partnership a Delaware general partnership (the "Partnership"); and

         WHEREAS, OSI and 1997 CVI desire to amend the Partnership Agreement in certain respects as set forth herein;

         NOW THEREFORE, OSI and 1997 CVI agree as follows:

         1. A new Section 1.12 is added as follows:

1.12 SENIOR DEBT
     -----------

(A) FOR PURPOSES OF THIS AGREEMENT, "SENIOR DEBT" SHALL MEAN THE OBLIGATIONS OF THE PARTNERSHIP AS SET FORTH UNDER THOSE CERTAIN NOTE PURCHASE AGREEMENTS DATED AS OF DECEMBER , 1997 BY AND BETWEEN THE PARTNERSHIP AND VARIOUS INSTITUTIONAL INVESTORS, INCLUDING BUT NOT LIMITED TO THE NOTES (AS DEFINED THEREIN), AS SUCH SENIOR DEBT MAY BE MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME. THE TERMS "GUARANTEE" AND "GUARANTOR" USED HEREIN SHALL HAVE THE DEFINITIONS SET FORTH IN THE ABOVE-REFERENCED NOTE PURCHASE AGREEMENTS. THE PROVISIONS OF THIS SECTION
1.12 SHALL APPLY, NOTWITHSTANDING ANY PROVISIONS TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT OR IN ANY OF THE ANCILLARY AGREEMENTS.

(B) IF A GUARANTOR EVENT OF DEFAULT WITH RESPECT TO A GUARANTOR (A "DEFAULTING GUARANTOR") OCCURS (SUCH GUARANTOR EVENTS OF DEFAULT BEING AS DEFINED IN SUCH DEFAULTING GUARANTOR'S GUARANTEE DATED AS OF DECEMBER _, 1997), THEN FOR SO LONG AS SUCH GUARANTOR EVENT OF DEFAULT REMAINS UNCURED, AT THE OPTION OF THE PARTNER WHICH IS NOT AN AFFILIATE OF THE DEFAULTING GUARANTOR (THE "NON-AFFECTED PARTNER"), THE MANAGEMENT COMMITTEE MEMBER(S) APPOINTED BY THE PARTNER AFFILIATED WITH SUCH DEFAULTING GUARANTOR (THE "AFFECTED PARTNER") SHALL BECOME NON-VOTING MEMBER(S) OF THE MANAGEMENT COMMITTEE, AND THE REMAINING VOTING MEMBER(S) OF THE MANAGEMENT COMMITTEE SHALL CONSTITUTE A QUORUM AT MANAGEMENT COMMITTEE MEETINGS, AND SHALL BE FULLY AUTHORIZED TO TAKE ACTIONS, INCLUDING WITHOUT LIMITATION TO APPROVE DECISIONS OF IMPORTANCE (EXCEPT AS PROVIDED IN (C) BELOW), ON BEHALF OF

THE MANAGEMENT COMMITTEE, AND TO ACT BY RESOLUTION IN LIEU OF A MEETING. SUCH OPTION SHALL BE EXERCISABLE IN THE SOLE DISCRETION OF THE NONAFFECTED PARTNER, EFFECTIVE IMMEDIATELY UPON WRITTEN NOTICE TO THE AFFECTED PARTNER AND THE PARTNERSHIP; PROVIDED HOWEVER THAT THE PARTNERS AGREE NOT TO EXERCISE SUCH OPTION AT SUCH TIMES AS (A) THE ONLY OUTSTANDING GUARANTOR EVENTS OF DEFAULT ARE, (I) WITH RESPECT TO THE GEON GUARANTEE, SOLELY A BREACH OF ITS COVENANTS CONTAINED IN SECTIONS 4.1, 4.3, 4.8 AND/OR 4.9, OR (II) WITH RESPECT TO THE OLIN GUARANTEE, SOLELY A BREACH OF ITS COVENANTS CONTAINED IN SECTIONS 4.3, 4.6 AND/OR 4.7; AND (B) NONE OF THE HOLDERS OF THE SENIOR DEBT HAVE DEMANDED COMPLIANCE BY THE DEFAULTING GUARANTOR WITH SECTION 2.2 OF ITS GUARANTEE OR STATED IN WRITING AN INTENTION TO REQUIRE SUCH COMPLIANCE OR TO ENFORCE SUCH GUARANTEE.

         (C) NOTWITHSTANDING SUBSECTION (B) ABOVE, THE VOTING MEMBER(S) OF THE MANAGEMENT COMMITTEE SHALL NOT AGREE, WITHOUT THE CONSENT OF THE AFFECTED PARTNER, ACTING THROUGH ITS NON-VOTING MEMBER(S) OF THE MANAGEMENT COMMITTEE,
(I) TO SELL ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP, (II) TO AN EXPANSION OF THE FACILITY TO BE FUNDED BY THE PARTNERSHIP UNDER SECTION 1.11,
(III) TO REQUIRE ADDITIONAL CAPITAL CONTRIBUTIONS BY THE PARTNERS, EXCEPT TO THE EXTENT NECESSARY TO FUND EXPENDITURES REQUIRED UNDER SECTION 4.04 OF THE OPERATING AGREEMENT, (IV) TO AMEND OR WAIVE ANY PROVISION OF ANY ANCILLARY AGREEMENT TO WHICH THE PARTNERSHIP AND THE NON-AFFECTED PARTNER OR A PARTNER AFFILIATE OF THE NON-AFFECTED PARTNER ARE PARTY, IN ANY MATERIAL RESPECT WHICH IS COMMERCIALLY UNREASONABLE AND WILL MATERIALLY ADVERSELY AFFECT THE FINANCIAL CONDITION OR OPERATIONS OF THE PARTNERSHIP, (V) TO DECIDE TO REPUDIATE OR BREACH ANY PROVISION OF AN ANCILLARY AGREEMENT TO WHICH THE AFFECTED PARTNER OR A PARTNER AFFILIATE OF THE AFFECTED PARTNER IS PARTY, EXCEPT TO THE EXTENT PERMITTED UNDER SUCH ANCILLARY AGREEMENT OR AS AN EXERCISE OF RIGHTS AND REMEDIES AVAILABLE TO IT AT LAW OR EQUITY, OR (VI) TO CAUSE THE PARTNERSHIP TO INCUR OR ISSUE ANY DEBT FOR BORROWED MONEY (OTHER THAN A PARTNER ADVANCE, AS DEFINED BELOW) OR OTHERWISE INCREASE THE DEFAULTING GUARANTOR'S LIABILITY FOR THE SENIOR DEBT UNDER ITS GUARANTEE TO THE HOLDERS OF THE SENIOR DEBT, EXCEPT TO THE EXTENT NECESSARY TO FUND EXPENDITURES REQUIRED UNDER SECTION 4.04 OF THE OPERATING AGREEMENT.

         (D) IN THE EVENT THAT THE PARTNERSHIP INTEREST OF SUCH AFFECTED PARTNER IS TRANSFERRED, ASSIGNED OR CONVEYED (WHETHER VOLUNTARILY, AS A RESULT OF BANKRUPTCY PROCEEDINGS OR JUDICIAL PROCEEDING OR OTHERWISE BY OPERATION OF LAW) OR THE DEFAULTING GUARANTOR CEASES TO OWN, DIRECTLY OR INDIRECTLY 100% OF THE AFFECTED PARTNER, IN EACH CASE AT ANY TIME WHILE EITHER SUCH GUARANTOR EVENT OF DEFAULT REMAINS UNCURED OR AS PART OF THE SETTLEMENT, SATISFACTION OR CURE OF SUCH GUARANTOR EVENT OF DEFAULT, THEN THE VOTING AND NON-VOTING MEMBERS OF THE MANAGEMENT COMMITTEE APPOINTED BY THE AFFECTED PARTNER SHALL CEASE TO BE MEMBERS THEREOF AND THE TRANSFEREE, ASSIGNEE OR SUCCESSOR TO THE PARTNERSHIP INTEREST SHALL HAVE NO RIGHT TO APPOINT VOTING MEMBER(S) OF THE MANAGEMENT COMMITTEE, WHICH RIGHT SHALL BE DEEMED AUTOMATICALLY AND IRREVOCABLY EXTINGUISHED AND PARAGRAPHS (B) AND (C) SHALL NO LONGER BE APPLICABLE. THIS SUBSECTION (D) SHALL NOT APPLY IN THE CASE OF A PERMITTED ASSIGNMENT IN ACCORDANCE WITH ARTICLE 5 OF THE PARTNERSHIP AGREEMENT, AND THE GUARANTOR EVENT OF DEFAULT IS CURED (OR WAIVED BY THE HOLDERS OF THE SENIOR DEBT) AT OR PRIOR TO THE EFFECTIVE DATE OF ASSIGNMENT.

         (E) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER SECTION 11(1)(Y) OF THE NOTE

PURCHASE AGREEMENTS (A "TRIGGERING EVENT") WITH RESPECT TO THE GUARANTEE OF THE PARTNER AFFILIATE OF A PARTNER (THE "REPUDIATING PARTNER"), THEN THE NONREPUDIATING PARTNER, DIRECTLY OR THROUGH AN AFFILIATE, SHALL HAVE THE RIGHT TO PURCHASE THE REPUDIATING PARTNER'S INTEREST IN THE PARTNERSHIP FOR A PURCHASE PRICE EQUAL TO ONE DOLLAR ($1.00). SUCH RIGHT SHALL BE EXERCISABLE AT ANY TIME AFTER THE TRIGGERING EVENT, AND THE TRANSFER SHALL BE DEEMED TO OCCUR IMMEDIATELY AND AUTOMATICALLY UPON EXERCISE OF SUCH RIGHT BY THE NON-REPUDIATING PARTNER. THE REPUDIATING PARTNER SHALL DELIVER SUCH ASSIGNMENTS AND OTHER DOCUMENTS OF TRANSFER AS THE NONREPUDIATING PARTNER REASONABLY REQUIRES TO FURTHER EFFECTUATE THE TRANSFER AS PROMPTLY AS POSSIBLE (BUT IN ANY EVENT NO MORE THAN FIVE (5) BUSINESS DAYS AFTER PRESENTATION OF SUCH DOCUMENTS BY THE NON-REPUDIATING PARTNER). SUCH PURCHASE OF THE PARTNERSHIP INTEREST SHALL NOT AFFECT ANY OTHER RIGHTS AND REMEDIES WHICH THE NON-REPUDIATING PARTNER, ITS AFFILIATES, AND/OR THE PARTNERSHIP MAY HAVE AGAINST THE REPUDIATING PARTNER AND/OR ITS PARTNER AFFILIATES, OR OTHERWISE BE DEEMED TO AFFECT OR EXTINGUISH THE GUARANTEE OF THE PARTNER AFFILIATE OF THE REPUDIATING PARTNER.

         (F) IN THE EVENT A PARTNER DESIRES TO MAKE A TRANSFER OF ITS PARTNERSHIP INTEREST PERMITTED UNDER ARTICLE 5 AND IN CONNECTION WITH SUCH TRANSFER DESIRES THAT ITS PARTNER AFFILIATE'S GUARANTEE BE RELEASED, THEN THE TRANSFERRING PARTNER SHALL NOTIFY THE OTHER PARTNER(S) AND THEREAFTER FOR A PERIOD OF THIRTY (30) DAYS (OR SUCH LONGER PERIOD AS THE TRANSFERRING PARTNER IN ITS SOLE DISCRETION MAY ELECT), THE TRANSFERRING PARTNER SHALL TAKE COMMERCIALLY REASONABLE STEPS TO NEGOTIATE IN GOOD FAITH WITH THE HOLDERS OF THE SENIOR DEBT TO SECURE SUCH RELEASE. IF SUCH EFFORTS ARE UNSUCCESSFUL, THEN SUCH PARTNER SHALL NOTIFY THE OTHER PARTNER(S) AND THE OTHER PARTNER(S) SHALL, AT ITS OPTION, HAVE AN ADDITIONAL THIRTY (30) DAY PERIOD TO CONDUCT NEGOTIATIONS WITH SUCH HOLDERS REGARDING SUCH RELEASE. IF AT THE END OF SUCH NEGOTIATIONS SUCH HOLDERS HAVE REFUSED TO RELEASE THE PARTNER AFFILIATE'S GUARANTEE, THEN THE PARTNERS WILL CAUSE REPAYMENT OF THE SENIOR DEBT WITHIN THE FOLLOWING TEN (10) BUSINESS DAYS, ON A 50/50 BASIS (OR OTHERWISE IN ACCORDANCE WITH THEIR THEN INTEREST IN THE PARTNERSHIP PROVIDED IN SECTION 1.04); PROVIDED HOWEVER THAT ANY "MAKE WHOLE" OR PREPAYMENT PENALTIES AND COSTS ASSOCIATED WITH SUCH REPAYMENT SHALL BE PAID IN THE ENTIRETY BY THE TRANSFERRING PARTNER. THIS PARAGRAPH (F) SHALL NOT BE APPLICABLE IF AN EVENT OF DEFAULT UNDER THE SENIOR DEBT OR ANY GUARANTEE HAS OCCURRED AND REMAINS UNCURED (OTHER THAN AN EVENT OF DEFAULT WHICH IS SOLELY APPLICABLE TO THE PARTNER AFFILIATE OF THE NON-TRANSFERRING PARTNER).

         (G) THE PARTIES AGREE THAT FOR PURPOSES OF THIS SECTION 1.12, A GUARANTOR EVENT OF DEFAULT TRIGGERED BY A BANKRUPTCY SHALL NOT BE CURABLE.

         2. A new Section 2.13 is added as follows:

2.13     PARTNER ADVANCES
         ----------------

         IN THE EVENT THAT A PARTNER OR A PARTNER AFFILIATE OF SUCH PARTNER (I) MAKES A LOAN TO THE PARTNERSHIP (WHICH LOANS SHALL REQUIRE THE CONSENT OF THE MANAGEMENT COMMITTEE, AS PROVIDED IN SECTION 2.03 HEREOF), (II) ADVANCES FUNDS ON BEHALF OF THE PARTNERSHIP TO SATISFY PARTNERSHIP OBLIGATIONS UNDER ANY OF THE ANCILLARY AGREEMENTS (WHETHER SUCH OBLIGATIONS ARE TO A THIRD PARTY OR TO A PARTNER OR A PARTNER AFFILIATE), THE SENIOR DEBT OR OTHER PARTNERSHIP OBLIGATIONS, OR (III) HAS A RIGHT OF CONTRIBUTION OR REIMBURSEMENT FROM THE PARTNERSHIP AND/OR

THE OTHER PARTNER FOR PAYMENTS MADE BY SUCH PARTNER OR PARTNER AFFILIATE ON ACCOUNT OF THE SENIOR DEBT OR OTHER OBLIGATIONS OF THE PARTNERSHIP TO THIRD PARTIES (ANY AND ALL OF (I) THROUGH (III) BEING A "PARTNER ADVANCE"), THEN SUCH PARTNER ADVANCE SHALL NOT BE CONSIDERED A CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP AND SHALL NOT INCREASE THE CAPITAL ACCOUNT OF THE ADVANCING PARTNER. THE AMOUNT OF ANY SUCH PARTNER ADVANCE (PLUS INTEREST AT A RATE AGREED BY THE PARTIES, BUT IN NO EVENT LESS THAN THE APPLICABLE RATE PROVIDED IN SECTION 1274 OF THE INTERNAL REVENUE CODE OF 1986) SHALL BE AN OBLIGATION OF THE PARTNERSHIP WHICH IS PAYABLE BEFORE ANY FURTHER DISTRIBUTIONS ARE MADE UNDER SECTION 2.05 ABOVE. REPAYMENT OF SUCH PARTNER ADVANCES SHALL NOT BE DEEMED WITHDRAWALS FROM THE CAPITAL OF THE PARTNERSHIP.

         3. Article 5 is amended as follows:

         (a) In the first sentence of Section 5.01, the words "DIRECTLY OR INDIRECTLY THROUGH THE TRANSFER OF THE OWNERSHIP AND/OR CONTROL OF SUCH PARTNER TO A NON-AFFILIATE" are added after the words "or any part of its interest in the Partnership,".

         (b) Section 5.04(a) is amended by deleting the second sentence and substituting the following therefor:

IF CHLORINE PRODUCTION IS CONTINUING AT THE OLIN PLANT AT THE TIME OF SUCH ASSIGNMENT OR SHOT-GUN SALE, THEN OSI SHALL CAUSE THE OPERATOR OF THE OLIN PLANT TO ENTER INTO A NEW OPERATING AGREEMENT BETWEEN THE PARTNERSHIP AND THE THEN OPERATOR OF THE OLIN PLANT PURSUANT TO WHICH THE OPERATING AND OTHER SERVICES AND RAW MATERIALS SUPPLIED UNDER THE OPERATING AGREEMENT SHALL BE PROVIDED AS A UNITARY PACKAGE, TO THE EXTENT THE OLIN PLANT OPERATOR IS LEGALLY PERMITTED AT THE TIME TO DO SO, ON THE EXACT SAME TERMS AND CONDITIONS AS THEN BEING
PROVIDED TO THE PARTNERSHIP UNDER THE OPERATING AGREEMENT.

         4. Except as amended herein, all other provisions of the Partnership Agreement remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the Partners have executed this Amendment the day and year first written above .

                                             OLIN SUNBELT, INC.

                                             /s/ Hassan Arabghani
                                             ---------------------------------
                                             By:      Name: Hassan Arabghani
                                                      Title: Vice President

                                             1997 CHLORALKALI VENTURE, INC.

                                             /s/ Jean M. Miklosko
                                             ---------------------------------
                                             By:      Name: Jean M. Miklosko
                                                      Title: Assistant Treasurer